UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2016
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway
Glen Allen, Virginia 23060-6148
(804) 747-0136
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of Markel Corporation (the “Company”) held on May 16, 2016, the shareholders of the Company approved the Company’s 2016 Equity Incentive Compensation Plan (the “Equity Plan”) and 2016 Employee Stock Purchase and Bonus Plan (the “Stock Purchase Plan”). Descriptions of the Equity Plan and the Stock Purchase Plan are set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2016. Those descriptions are qualified in their entirety by reference to the full text of the Equity Plan and the Stock Purchase Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 16, 2016. At the annual meeting, shareholders (i) elected directors to serve until the 2017 Annual Meeting of Shareholders, (ii) approved the 2016 Equity Incentive Compensation Plan, (iii) approved the 2016 Employee Stock Purchase and Bonus Plan and (iv) ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The results of the meeting were as follows:
Election of Directors

Directors	For	Against	Abstain	Broker Non-Votes

J. Alfred Broaddus, Jr.	9,811,224	730,710	6,131	1,970,902
K. Bruce Connell	10,457,902	83,578	6,585	1,970,902
Douglas C. Eby	10,214,342	325,647	8,076	1,970,902
Stewart M. Kasen	10,096,867	444,366	6,832	1,970,902
Alan I. Kirshner	10,087,373	455,217	5,475	1,970,902
Lemuel E. Lewis	10,370,409	171,599	6,057	1,970,902
Anthony F. Markel	10,101,437	441,587	5,041	1,970,902
Steven A. Markel	10,100,861	442,160	5,044	1,970,902
Darrell D. Martin	10,101,442	440,844	5,779	1,970,902
Michael O’Reilly	10,332,004	209,201	6,860	1,970,902
Michael J. Schewel	9,772,974	767,304	7,787	1,970,902
Jay M. Weinberg	10,270,280	270,507	7,278	1,970,902
Debora J. Wilson	10,431,611	111,958	4,496	1,970,902

Approval of the 2016 Equity Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
10,181,197	312,283	54,585	1,970,902

Approval of the 2016 Employee Stock Purchase and Bonus Plan

For	Against	Abstain	Broker Non-Votes
10,455,026	34,357	58,682	1,970,902

Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
12,433,390	76,677	8,900	Not applicable

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	2016 Equity Incentive Compensation Plan

10.2	2016 Employee Stock Purchase and Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016	MARKEL CORPORATION

	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	2016 Equity Incentive Compensation Plan

10.2	2016 Employee Stock Purchase and Bonus Plan

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